================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2004

                               -------------------

                      FISHER SCIENTIFIC INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE

                 (State or other jurisdiction of incorporation)


           1-10920                                02-0451017
   (Commission File No.)               (IRS Employer Identification No.)


   ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                        03842
   (Address of principal executive offices)                      (Zip Code)


                                 (603) 926-5911
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Attached hereto as Exhibit 99.1 is the registrant's press release dated November 3, 2004 announcing the Company's earnings for the three and nine months ended September 30, 2004. Within the press release, the Company has presented certain financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America ("Non-GAAP Measures"). The Company has presented Non-GAAP Measures for (i) adjusted diluted net income per share; (ii) adjusted operating income; (iii) free cash flow; and (iv) earnings before interest taxes, depreciation and amortization ("EBITDA"). With respect to all such Non-GAAP Measures, the Company has included (a) a presentation of the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"); and (b) a quantitative reconciliation of the differences between the Non-GAAP Measures and the most directly comparable measure calculated and presented in accordance with GAAP.

         The Company defines adjusted diluted net income per share and adjusted operating income as diluted net income per share and income from operations, respectively, each computed in accordance with GAAP, excluding items that the Company considers to be nonrecurring to the Company's operations. The Company calculates and discloses adjusted diluted net income per share and adjusted operating income because the Company believes that these measures may assist investors in evaluating trends of the Company's operating results without regard to transactions that are not considered recurring.

         The Company defines free cash flow as cash provided by operating activities less capital expenditures, each computed in accordance with GAAP. The Company believes that free cash flow is a useful measure of liquidity.

         The Company defines EBITDA as net income (loss) computed in accordance with GAAP, excluding items considered nonrecurring to the Company's operations, plus income taxes, interest expense, depreciation and amortization. The Company calculates and discloses EBITDA because the Company believes that it is helpful in assisting investors comparing the Company's performance to that of other companies on a consistent basis without regard to depreciation, amortization and other charges that are not recurring to the operation of the business. Depreciation and amortization may vary significantly among companies depending on accounting methods. The Company believes that EBITDA, as defined, is also useful in helping investors compare the Company's performance before the effect of various items that do not directly affect the Company's operating performance. Further, EBITDA is a measure commonly used by fixed-income investors and commercial lenders, and hence the Company believes that disclosing this calculation may be useful to the holders of the Company's debt instruments. However, investors should recognize that EBITDA is not a substitute for measures of financial performance determined in accordance with GAAP and that the Company's computation of EBITDA may not be comparable to similarly titled measures of other companies.

         Investors should recognize these measures may not be comparable to similarly titled measures of other companies and that the measures presented are not a substitute or alternatives for measures of financial performance determined in accordance with GAAP, such as net income as a measure of operating results or cash flows as a measure of liquidity.

ITEM 7.01  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99.1, but only furnished pursuant to Item
2.02 of this Report, is the registrant's press release dated November 3, 2004 announcing the Company's earnings for the quarter ended September 30, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FISHER SCIENTIFIC INTERNATIONAL INC.


DATE: November 3, 2004              BY:  /s/ Paul M. Meister
                                         --------------------------------
                                         NAME:   Paul M. Meister
                                         TITLE:  Vice Chairman

                                  EXHIBIT INDEX

EXHIBIT NUMBER                         DESCRIPTION

Exhibit 99.1 Fisher Scientific International Inc.'s press release dated November 3, 2004 announcing the Company's earnings for the quarter ended September 30, 2004. This Exhibit pertains to
                     Item 2.02 of this report on Form 8-K.